Filed pursuant to Rule 497
Registration No. 333-255716
Rule 482ad

Horizon Technology Finance Corporation

Announces Offering of Common Stock

Farmington, Connecticut, May 30, 2023 – Horizon Technology Finance Corporation (Nasdaq: HRZN) (the “Company” or “Horizon”) announced today a proposed underwritten primary offering of 3,250,000 shares of its common stock. In connection with the proposed offering, the Company intends to grant the underwriters for the offering a 30-day option to purchase up to an additional 487,500 shares of the Company’s common stock.

The joint-lead book-running managers for the offering are Morgan Stanley & Co. LLC, UBS Investment Bank, and Wells Fargo Securities.

The Company intends to use the net proceeds of this offering to repay its outstanding debt borrowed under its revolving credit facility provided by KeyBank National Association (the “Key Facility”). However, through re-borrowing of the initial repayments under its Key Facility, the Company intends to use the net proceeds from this offering to make investments in accordance with its investment objective and strategies described in the prospectus supplement and the accompanying prospectus, to pay the Company’s operating expenses and other cash obligations, and for general corporate purposes.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated May 30, 2023 and the accompanying base prospectus dated July 21, 2021 contains this and other information about the Company and should be read carefully before investing. The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from (1) Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, (2) UBS Investment Bank, Attention: Prospectus Department, 1285 Avenue of the Americas, New York, New York 10019, Telephone: 888-827-7275, or by email at ol-prospectusrequest@ubs.com or (3) Wells Fargo Securities, LLC at 550 West 33rd Street, New York, New York, 1001, Attn: Equity Syndicate Department, by calling toll free 1-800-326-5897, or by email at cmclientsupport@wellsfargo.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Horizon Technology Finance

Horizon Technology Finance Corporation (NASDAQ: HRZN) is a leading specialty finance company that provides capital in the form of secured loans to venture capital backed companies in the technology, life science, healthcare information and services, and sustainability industries. The investment objective of Horizon is to maximize its investment portfolio’s return by generating current income from the debt investments it makes and capital appreciation from the warrants it receives when making such debt investments. Horizon is headquartered in Farmington, Connecticut, with a regional office in Pleasanton, California, and investment professionals located in Austin, Texas, Chicago, Illinois, Reston, Virginia and Portland, Maine. To learn more, please visit horizontechfinance.com.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contacts:

Investor Relations:

ICR

Garrett Edson

ir@horizontechfinance.com

(860) 284-6450

Media Relations:

ICR

Chris Gillick

HorizonPR@icrinc.com

(646) 677-1819